                                                                    Exhibit 99.1

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-C

                                   TERM SHEET

                               SUBJECT TO REVISION

THE ISSUING TRUST

AmeriCredit Automobile Receivables Trust 2001-C is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.


SELLER

AFS Funding Corp., or AFS FUNDING, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.


SERVICER AND ORIGINATOR

AmeriCredit Financial Services, Inc., or AMERICREDIT, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.


THE INSURER

Financial Security Assurance Inc., or FINANCIAL SECURITY, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes, but only as described in the section of the prospectus supplement titled "THE POLICY."


THE TRUSTEE

The Chase Manhattan Bank, or CHASE, is a New York banking corporation. Chase will be the trust collateral agent, the indenture trustee and the backup servicer.


STATISTICAL CALCULATION DATE

o August 20, 2001. This is the date we used in preparing the statistical information used in this term sheet.


INITIAL CUTOFF DATE

o September 10, 2001. The issuing trust will receive amounts collected on the auto loans after this date.


CLOSING DATE

o     On or about September 18, 2001.


DESCRIPTION OF THE SECURITIES

The issuing trust will issue four classes of its asset backed notes. The notes are designated as the "CLASS A-1 NOTES," the "CLASS A-2 NOTES," the "CLASS A-3 NOTES" and the "CLASS A-4 NOTES."

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

          INITIAL NOTE                     FINAL SCHEDULED
           PRINCIPAL                         DISTRIBUTION
 CLASS      BALANCE      INTEREST RATE           DATE
 -----    ------------   -------------     ---------------

A-1      $200,000,000      __________%   September 12, 2002
A-2      $400,000,000      __________%    November 12, 2004
A-3      $430,000,000      LIBOR + __%     April 12, 2006
A-4      $370,000,000      __________%      July 14, 2008

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

o September 14, 2001 for the period from the day of the closing to the first distribution date; and

o thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Clearstream Banking, societe anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

DISTRIBUTION DATES

o     When AmeriCredit is the servicer:

      The distribution date will be the 6th day of each month, subject to the business day rule set forth below, commencing on November 6, 2001.

o     If AmeriCredit is not the servicer:

      The distribution date will become the twelfth day of each month.

o     Insured distributions:

      Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

o     Business day rule:

      If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

o     Record dates:

      The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

INTEREST

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes and the Class A-3 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2 Notes and the Class A-4 Notes will be calculated on a "30/360" basis.

PRINCIPAL

o Principal of the notes will be payable on each distribution date in an amount equal to

      (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the overcollateralization required by Financial Security, plus

      (2) the amount of excess INTEREST collected on the auto loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by Financial Security, which will be used to pay PRINCIPAL on the notes on that

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            distribution date, but only as necessary to build and maintain an amount of over-collateralization as required by Financial Security.

      In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

o The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

      -     first, the Class A-1 Notes will be paid off;

      - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

      - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

      - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.


THE TRUST ASSETS

The issuing trust's assets will principally include:

      o a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

      o     collections on the auto loans received after September 10, 2001;

      o an assignment of the security interests in the vehicles securing the auto loan pool; and

      o     the pre-funding account.


THE AUTO LOAN POOL

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers, or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.


STATISTICAL INFORMATION

The statistical information in this term sheet is based on the auto loans in the pool as of August 20, 2001. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is September 10, 2001, will vary somewhat from the statistical distribution of those characteristics as of August 20, 2001, although that variance will not be material.

o     As of August 20, 2001 the auto loans in the pool have:

      -     an aggregate principal balance of $699,999,997.39;

      -     a weighted average annual percentage rate of approximately 18.36%;

      -     a weighted average original maturity of approximately 64 months;

      -     a weighted average remaining maturity of approximately 63 months;
            and

      - an individual remaining term of not more than 72 months and not less than 4 months.

o As of September 10, 2001 the auto loans in the pool are expected to have an aggregate principal balance of approximately $700,000,000.


PRE-FUNDING FEATURE

Approximately $700,000,000 of the proceeds of the notes will be held by Chase in a pre-funding account, and will be used to

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purchase additional auto loans from AFS Funding. The issuing trust will purchase the additional auto loans from time to time on or before January 31, 2002, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.


THE INSURANCE POLICY

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.


OPTIONAL REDEMPTION

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.


MANDATORY REDEMPTION

o Each class of notes will be redeemed in part in the event that any pre-funding account moneys remain unused on January 31, 2002. The principal amount of each class of notes to be redeemed will be an amount equal to that class's PRO RATA share of the remaining amount.

o The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.


FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

o Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as indebtedness and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

o     Interest on the notes will be taxable as ordinary income

      -     when received by a holder using the cash method of accounting, and

      -     when accrued by a holder using the accrual method of accounting.

o Dewey Ballantine LLP has prepared the discussion under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the prospectus supplement and "MATERIAL TAX CONSIDERATIONS" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the

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      purchase, ownership and disposition of the notes to their original purchaser.


ERISA CONSIDERATIONS

Subject to the important considerations described under "ERISA CONSIDERATIONS" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.


LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.


RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch, Inc. in order to be issued:

    CLASS                            RATING
   -------        ---------------------------------------------
                     S&P            MOODY'S            FITCH
                  ---------        ---------         ----------
     A-1            A-1+            Prime-1             F1+
     A-2            AAA               Aaa               AAA
     A-3            AAA               Aaa               AAA
     A-4            AAA               Aaa               AAA

The initial auto loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:



                                 COMPOSITION OF THE INITIAL AUTO LOANS
                                 AS OF THE STATISTICAL CALCULATION DATE



                                                    NEW                        USED                      TOTAL
                                          ------------------------    -----------------------   ------------------------
Aggregate Principal Balance(1)                     $266,990,319.42            $433,009,677.97           $699,999,997.39

Number of Auto Loans                                        13,459                     28,492                    41,951

Percent of Aggregate Principal Balance                      38.14%                     61.86%                   100.00%

Average Principal Balance                               $19,837.31                 $15,197.59                $16,686.13
    RANGE OF PRINCIPAL BALANCES            ($274.16 TO $59,789.50)    ($281.39 TO $59,659.61)   ($274.16 TO $59,789.50)

Weighted Average APR(1)                                     17.25%                     19.05%                    18.36%
    RANGE OF APRS                                (9.50% TO 26.95%)         (9.50%  TO 29.95%)         (9.50% TO 29.95%)

Weighted Average Remaining Term                          66 months                  61 months                 63 months
    RANGE OF REMAINING TERMS                     (10 TO 72 MONTHS)           (4 TO 72 MONTHS)          (4 TO 72 MONTHS)

Weighted Average Original Term                           68 months                  62 months                 64 months
    RANGE OF ORIGINAL TERMS                      (24 TO 72 MONTHS)          (12 TO 72 MONTHS)         (12 TO 72 MONTHS)


------------------------------
(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the auto loans may not be equivalent to the auto loans' aggregate yield on the aggregate principal balance.

                                       DISTRIBUTION OF THE INITIAL AUTO LOANS BY APR
                                          AS OF THE STATISTICAL CALCULATION DATE

  DISTRIBUTION OF THE
 INITIAL AUTO LOANS BY
     APR AS OF THE                    AGGREGATE
STATISTICAL CALCULATION               PRINCIPAL         % OF AGGREGATE                NUMBER OF         % OF TOTAL NUMBER OF
         DATE                         BALANCE(1)        PRINCIPAL BALANCE(2)         AUTO LOANS               AUTO LOANS(2)
-------------------------        -----------------     ---------------------     -----------------    --------------------------
 9.000% -  9.999%              $     2,358,131.35                   0.34%                   108                    0.26%
10.000% - 10.999%                    4,635,229.14                   0.66                    204                    0.49
11.000% - 11.999%                    5,245,900.39                   0.75                    233                    0.56
12.000% - 12.999%                   23,016,143.71                   3.29                  1,138                    2.71
13.000% - 13.999%                   21,325,277.19                   3.05                  1,010                    2.41
14.000% - 14.999%                   38,803,770.05                   5.54                  1,897                    4.52
15.000% - 15.999%                   48,154,281.42                   6.88                  2,400                    5.72
16.000% - 16.999%                   82,225,648.34                  11.75                  4,208                   10.03
17.000% - 17.999%                  143,760,311.98                  20.54                  8,079                   19.26
18.000% - 18.999%                   77,460,264.64                  11.07                  4,710                   11.23
19.000% - 19.999%                   61,765,814.86                   8.82                  3,862                    9.21
20.000% - 20.999%                   71,339,898.14                  10.19                  4,921                   11.73
21.000% - 21.999%                   52,694,097.68                   7.53                  3,757                    8.96
22.000% - 22.999%                   29,194,173.14                   4.17                  2,210                    5.27
23.000% - 23.999%                   26,008,382.53                   3.72                  2,091                    4.98
24.000% - 24.999%                   10,175,692.39                   1.45                    939                    2.24
25.000% - 25.999%                    1,448,307.90                   0.21                    140                    0.33
26.000% - 26.999%                      187,834.16                   0.03                     21                    0.05
27.000% - 27.999%                      127,669.15                   0.02                     14                    0.03
28.000% - 28.999%                       49,226.21                   0.01                      5                    0.01
29.000% - 29.999%                       23,943.02                   0.00                      4                    0.01
                               ------------------       ----------------         --------------      -------------------
TOTAL:                         $   699,999,997.39                 100.00%                41,951                  100.00%
                               ==================       ================         ==============      ===================


(1)   Aggregate principal balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.





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



                             DISTRIBUTION OF THE INITIAL AUTO LOANS BY GEOGRAPHIC LOCATION
                                    OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE

                                  AGGREGATE
                                  PRINCIPAL          % OF AGGREGATE            NUMBER OF          % OF TOTAL NUMBER OF
           STATE                  BALANCE(1)       PRINCIPAL BALANCE(2)        AUTO LOANS             AUTO LOANS(2)
------------------------   ---------------------  ---------------------   ----------------     -------------------------
Alabama                         $ 13,527,234.56                 1.93%                  830                        1.98%
Arizona                           27,109,395.16                 3.87                 1,554                        3.70
California                       101,443,621.89                14.49                 5,595                       13.34
Colorado                           8,507,888.06                 1.22                   514                        1.23
Connecticut                        8,117,014.19                 1.16                   502                        1.20
Delaware                           2,753,243.37                 0.39                   168                        0.40
District of Columbia               1,223,783.58                 0.17                    71                        0.17
Florida                           58,505,759.36                 8.36                 3,483                        8.30
Georgia                           32,614,904.98                 4.66                 1,856                        4.42
Illinois                          25,480,749.31                 3.64                 1,530                        3.65
Indiana                           10,346,237.05                 1.48                   670                        1.60
Iowa                               2,741,293.26                 0.39                   181                        0.43
Kansas                             5,525,737.79                 0.79                   339                        0.81
Kentucky                           8,448,572.20                 1.21                   573                        1.37
Louisiana                         12,767,970.73                 1.82                   755                        1.80
Maine                              2,506,018.07                 0.36                   192                        0.46
Maryland                          14,428,604.12                 2.06                   825                        1.97
Massachusetts                      9,832,086.56                 1.40                   668                        1.59
Michigan                          17,324,573.42                 2.47                 1,063                        2.53
Minnesota                          9,303,740.98                 1.33                   569                        1.36
Mississippi                        5,316,306.54                 0.76                   314                        0.75
Missouri                           6,694,322.05                 0.96                   448                        1.07
Nebraska                           1,225,892.93                 0.18                    81                        0.19
Nevada                             9,525,492.92                 1.36                   558                        1.33
New Hampshire                      1,919,110.42                 0.27                   138                        0.33
New Jersey                        20,238,989.44                 2.89                 1,270                        3.03
New Mexico                         4,819,617.23                 0.69                   286                        0.68
New York                          31,113,048.89                 4.44                 1,971                        4.70
North Carolina                    19,426,265.30                 2.78                 1,155                        2.75
Ohio                              25,033,905.20                 3.58                 1,664                        3.97
Oklahoma                           6,372,506.47                 0.91                   418                        1.00
Oregon                             3,130,966.52                 0.45                   215                        0.51
Pennsylvania                      33,342,812.70                 4.76                 2,130                        5.08
Rhode Island                       1,995,429.29                 0.29                   132                        0.31
South Carolina                     7,518,420.65                 1.07                   444                        1.06
Tennessee                         10,662,850.84                 1.52                   664                        1.58
Texas                             92,469,404.65                13.21                 5,156                       12.29
Utah                               2,346,227.98                 0.34                   154                        0.37
Vermont                            1,766,761.87                 0.25                   129                        0.31
Virginia                          15,749,140.57                 2.25                   959                        2.29
Washington                        10,605,425.60                 1.52                   658                        1.57
West Virginia                      4,407,534.36                 0.63                   300                        0.72
Wisconsin                          8,274,345.20                 1.18                   541                        1.29
Other(3)                           3,536,791.13                 0.51                   228                        0.54
                                ---------------       --------------          ------------               -------------
TOTAL:                          $699,999,997.39               100.00%               41,951                     100.00%
                                ===============       ==============          ============               =============


(1)   Aggregate principal balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.
(3)   States with aggregate principal balances less than $1,000,000.

YIELD AND PREPAYMENT CONSIDERATIONS

      Prepayments can be made on any of the auto loans at any time. If prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

      The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

      The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

      Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

      The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

      o the issuing trust includes three pools of auto loans with the characteristics set forth in the following table;

      o all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

      o each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

      o the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

      o     interest accrues on the notes at the following assumed coupon rates:
            Class A-1 Notes, 3.47%; Class A-2 Notes, 3.62%; Class A-3 Notes, 4.35%; and Class A-4 Notes, 4.90%;

      o     payments on the notes are made on the sixth day of each month;

      o     the notes are purchased on September 18, 2001;

      o the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

      o the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

      o all of the pre-funding account money is used to purchase additional auto loans;

      o AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

      o accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

      o the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Chase, the owner trustee and Financial Security.

                                                                       REMAINING
                    AGGREGATE                                           TERM TO
                    PRINCIPAL                            ASSUMED        MATURITY       SEASONING (IN
     POOL            BALANCE             GROSS APR     CUTOFF DATE     (IN MONTHS)        MONTHS)
-------------   -----------------      -------------  --------------  -------------   ----------------
       1         $   700,000,000          18.364%        9/1/01            63                1
       2         $   350,000,000          18.364%       11/1/01            64                0
       3         $   350,000,000          18.364%       12/1/01            64                0
                 ---------------
     Total       $ 1,400,000,000
                 ==============


      The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

      The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

      The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the WEIGHTED AVERAGE LIFE of a class of notes is determined by:

      o multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

      o     adding the results, and

      o dividing the sum by the related initial principal amount of the note.

                                              PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                                                       AT VARIOUS ABS PERCENTAGES

                                                 CLASS A-1 NOTES                                   CLASS A-2 NOTES
                                 ------------------------------------------------   ----------------------------------------------
        DISTRIBUTION DATE           0.00%       1.00%       1.70%       2.50%        0.00%       1.00%       1.70%        2.50%
-----------------------------    -----------   ---------  ----------   ---------    ---------   ---------   ---------    ---------
          Closing Date                   100         100         100         100          100         100         100          100
            11/6/01                       93          86          81          76          100         100         100          100
            12/6/01                       88          76          68          58          100         100         100          100
             1/6/02                       72          53          39          24          100         100         100          100
             2/6/02                       58          33          14           0          100         100         100           97
             3/6/02                       45          12           0           0          100         100          95           82
             4/6/02                       31           0           0           0          100          96          83           67
             5/6/02                       17           0           0           0          100          86          71           53
             6/6/02                        3           0           0           0          100          77          59           39
             7/6/02                        0           0           0           0           95          67          47           26
             8/6/02                        0           0           0           0           88          59          39           16
             9/6/02                        0           0           0           0           84          53          31            6
            10/6/02                        0           0           0           0           80          47          24            0
            11/6/02                        0           0           0           0           76          41          16            0
            12/6/02                        0           0           0           0           73          35           9            0
             1/6/03                        0           0           0           0           69          29           1            0
             2/6/03                        0           0           0           0           65          23           0            0
             3/6/03                        0           0           0           0           62          18           0            0
             4/6/03                        0           0           0           0           58          12           0            0
             5/6/03                        0           0           0           0           54           6           0            0
             6/6/03                        0           0           0           0           50           *           0            0
             7/6/03                        0           0           0           0           46           0           0            0
             8/6/03                        0           0           0           0           42           0           0            0
             9/6/03                        0           0           0           0           37           0           0            0
            10/6/03                        0           0           0           0           33           0           0            0
            11/6/03                        0           0           0           0           29           0           0            0
            12/6/03                        0           0           0           0           24           0           0            0
             1/6/04                        0           0           0           0           20           0           0            0
             2/6/04                        0           0           0           0           16           0           0            0
             3/6/04                        0           0           0           0           11           0           0            0
             4/6/04                        0           0           0           0            6           0           0            0
             5/6/04                        0           0           0           0            2           0           0            0
             6/6/04                        0           0           0           0            0           0           0            0
             7/6/04                        0           0           0           0            0           0           0            0
             8/6/04                        0           0           0           0            0           0           0            0
             9/6/04                        0           0           0           0            0           0           0            0
            10/6/04                        0           0           0           0            0           0           0            0
            11/6/04                        0           0           0           0            0           0           0            0
            12/6/04                        0           0           0           0            0           0           0            0
             1/6/05                        0           0           0           0            0           0           0            0
             2/6/05                        0           0           0           0            0           0           0            0
             3/6/05                        0           0           0           0            0           0           0            0
             4/6/05                        0           0           0           0            0           0           0            0
             5/6/05                        0           0           0           0            0           0           0            0
             6/6/05                        0           0           0           0            0           0           0            0
             7/6/05                        0           0           0           0            0           0           0            0
             8/6/05                        0           0           0           0            0           0           0            0
             9/6/05                        0           0           0           0            0           0           0            0
            10/6/05                        0           0           0           0            0           0           0            0
            11/6/05                        0           0           0           0            0           0           0            0
            12/6/05                        0           0           0           0            0           0           0            0
             1/6/06                        0           0           0           0            0           0           0            0
             2/6/06                        0           0           0           0            0           0           0            0
             3/6/06                        0           0           0           0            0           0           0            0
             4/6/06                        0           0           0           0            0           0           0            0
             5/6/06                        0           0           0           0            0           0           0            0
             6/6/06                        0           0           0           0            0           0           0            0
             7/6/06                        0           0           0           0            0           0           0            0
             8/6/06                        0           0           0           0            0           0           0            0
             9/6/06                        0           0           0           0            0           0           0            0
            10/6/06                        0           0           0           0            0           0           0            0
  Weighted Average Life (years)         0.47        0.35        0.30        0.26         1.73        1.09        0.86         0.71

* - Greater than 0.0% but less than 0.5%

                                                PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                                                         AT VARIOUS ABS PERCENTAGES

                                                 CLASS A-3 NOTES                                  CLASS A-4 NOTES
                                 ------------------------------------------------   ----------------------------------------------
        DISTRIBUTION DATE           0.00%       1.00%       1.70%       2.50%        0.00%       1.00%       1.70%        2.50%
-----------------------------    -----------   ---------  ----------   ---------    ---------   ---------   ---------    ---------
          Closing Date                   100         100         100         100          100         100         100          100
            11/6/01                      100         100         100         100          100         100         100          100
            12/6/01                      100         100         100         100          100         100         100          100
             1/6/02                      100         100         100         100          100         100         100          100
             2/6/02                      100         100         100         100          100         100         100          100
             3/6/02                      100         100         100         100          100         100         100          100
             4/6/02                      100         100         100         100          100         100         100          100
             5/6/02                      100         100         100         100          100         100         100          100
             6/6/02                      100         100         100         100          100         100         100          100
             7/6/02                      100         100         100         100          100         100         100          100
             8/6/02                      100         100         100         100          100         100         100          100
             9/6/02                      100         100         100         100          100         100         100          100
            10/6/02                      100         100         100          97          100         100         100          100
            11/6/02                      100         100         100          88          100         100         100          100
            12/6/02                      100         100         100          79          100         100         100          100
             1/6/03                      100         100         100          71          100         100         100          100
             2/6/03                      100         100          94          62          100         100         100          100
             3/6/03                      100         100          87          54          100         100         100          100
             4/6/03                      100         100          81          46          100         100         100          100
             5/6/03                      100         100          74          38          100         100         100          100
             6/6/03                      100         100          68          30          100         100         100          100
             7/6/03                      100          95          61          23          100         100         100          100
             8/6/03                      100          90          55          15          100         100         100          100
             9/6/03                      100          84          49           8          100         100         100          100
            10/6/03                      100          79          43           1          100         100         100          100
            11/6/03                      100          74          37           0          100         100         100           93
            12/6/03                      100          69          31           0          100         100         100           85
             1/6/04                      100          64          25           0          100         100         100           77
             2/6/04                      100          59          19           0          100         100         100           70
             3/6/04                      100          54          14           0          100         100         100           62
             4/6/04                      100          49           8           0          100         100         100           55
             5/6/04                      100          44           3           0          100         100         100           49
             6/6/04                       97          39           0           0          100         100          97           42
             7/6/04                       92          34           0           0          100         100          91           36
             8/6/04                       88          29           0           0          100         100          85            0
             9/6/04                       83          24           0           0          100         100          80            0
            10/6/04                       78          19           0           0          100         100          74            0
            11/6/04                       74          15           0           0          100         100          69            0
            12/6/04                       69          10           0           0          100         100          64            0
             1/6/05                       64           6           0           0          100         100          59            0
             2/6/05                       59           1           0           0          100         100          54            0
             3/6/05                       54           0           0           0          100          96          49            0
             4/6/05                       48           0           0           0          100          91          45            0
             5/6/05                       43           0           0           0          100          86          40            0
             6/6/05                       38           0           0           0          100          81          36            0
             7/6/05                       32           0           0           0          100          76           0            0
             8/6/05                       27           0           0           0          100          71           0            0
             9/6/05                       21           0           0           0          100          66           0            0
            10/6/05                       16           0           0           0          100          62           0            0
            11/6/05                       10           0           0           0          100          57           0            0
            12/6/05                        4           0           0           0          100          53           0            0
             1/6/06                        0           0           0           0           98          48           0            0
             2/6/06                        0           0           0           0           91          44           0            0
             3/6/06                        0           0           0           0           84          39           0            0
             4/6/06                        0           0           0           0           76          35           0            0
             5/6/06                        0           0           0           0           69           0           0            0
             6/6/06                        0           0           0           0           62           0           0            0
             7/6/06                        0           0           0           0           54           0           0            0
             8/6/06                        0           0           0           0           46           0           0            0
             9/6/06                        0           0           0           0           38           0           0            0
            10/6/06                        0           0           0           0            0           0           0            0
  Weighted Average Life (years)         3.55        2.58        2.01        1.56         4.81        4.22        3.42         2.61

DELINQUENCY AND LOAN LOSS INFORMATION

      The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all auto loans it has purchased and serviced. This information includes the experience with respect to all auto loans in AmeriCredit's portfolio of auto loans serviced during each listed period, including auto loans which do not meet the criteria for selection as an auto loan.


                             DELINQUENCY EXPERIENCE

Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

                                                                  AT JUNE 30,
                            ------------------------------------------------------------------------------------
                                      2001                         2000                         1999
                            ---------------------        ---------------------         -------------------------
                            NUMBER OF                    NUMBER OF                     NUMBER OF
                            CONTRACTS      AMOUNT        CONTRACTS      AMOUNT         CONTRACTS        AMOUNT
                            ---------      ------        ---------      ------         ---------        ------
Portfolio at end of
   period(1)                 823,919    $10,203,746        568,099    $ 6,649,981        366,262    $ 4,105,468
Period of
   Delinquency(2)
   31-60 days(3)              57,891    $   676,425         39,793    $   445,797         25,423    $   277,592
   61-90 days                 15,460        174,092          9,944        110,521          5,230         53,487
   91 days or more             7,042         75,999          3,878         40,103          2,007         20,026
                            --------    -----------       --------    -----------      ---------    -----------
Total Delinquencies           80,393    $   926,516         53,615    $   596,421         32,660    $   351,105
Repossessed Assets             8,001        105,503          3,723         42,764          3,207         37,773
                            --------    -----------       --------    -----------      ---------    -----------
Total Delinquencies
   and Repossessed
   Assets                     88,394    $ 1,032,019         57,338    $   639,185         35,867    $   388,878
                            ========    ===========       ========    ===========      =========    ===========
Total Delinquencies as
   a Percentage of the
   Portfolio                     9.7%           9.1%           9.4%           9.0%           8.9%           8.6%
Total Repossessed
   Assets as a
   Percentage of the
   Portfolio                     1.0%           1.0%           0.7%           0.6%           0.9%           0.9%
                            --------    -----------       --------    -----------      ---------    -----------
Total Delinquencies
   and Repossessed
   Assets as a
   Percentage of the
   Portfolio                    10.7%          10.1%          10.1%           9.6%           9.8%           9.5%
                            ========    ===========       ========    ===========      =========    ===========



-------------------------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)   Amounts shown do not include loans which are less than 31 days delinquent.

                                      LOAN LOSS EXPERIENCE

                                                             FISCAL YEAR ENDED
                                                                 JUNE 30,
                                                  -------------------------------------------
                                                      2001            2000            1999
                                                  -----------    -------------    -----------
Period-End Principal Outstanding(1)             $10,203,746      $6,649,981       $4,105,468
Average Month-End Amount Outstanding During
   the Period(1)                                  8,291,636       5,334,580        3,129,463
Net Charge-Offs(2)                                  301,691         214,276          147,344
Net Charge-Offs as a Percentage of
   Period-End Principal Outstanding(3)                 3.0%            3.2%             3.6%
Net Charge-Offs as a Percent of Average
   Month-End Amount Outstanding(3)                     3.6%            4.0%             4.7%

------------------------------------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.
(3)   Annualized.